Exhibit 99.3

www.near.com

About this Presentation The following presentation (this “ Presentation ”) is for informational purposes only and has been prepared by Near Pte. Ltd. (“ Near ”) and KludeIn I Acquisition Corp. (“ KludeIn ”) to assist interested parties in making their own evaluation with respect to the proposed business combination between Near and KludeIn (the “ Transaction ”) and a planned private placement equity investment into KludeIn / the combined company before closing. This Presentation and the information contained herein are confidential and may not be copied, distributed or disclosed to any other person. The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (i) aware that the U.S. securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (ii) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “ Exchange Act ”), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b - 5 thereunder. None of Near, KludeIn or Cantor Fitzgerald & Co. (the “ Placement Agent ”) makes, and each hereby expressly disclaims, any representation or warranty, express or implied, as to the reasonableness of the assumptions made in this Presentation or the accuracy or completeness or the information, including any projections, contained in or incorporated by reference into this Presentation. None of Near, KludeIn or the Placement Agent will have any liability for any representations or warranties, express or implied, contained in, or omissions from, this Presentation or any other written or oral projections communicated to the recipient in the course of the recipient’s evaluation of Near and KludeIn. The data contained herein is derived from various internal and external sources. None of Near, KludeIn or the Placement Agent assumes any obligation to provide the recipient with access to any additional information or to update the information in this Presentation. Completion of the Transaction is subject to, among other matters, Near and KludeIn entering into a definitive agreement with respect to the Transaction and completing their due diligence investigation of the other party, approval by KludeIn’s stockholders and other closing conditions to be included in a definitive agreement. No assurances can be given that the parties will successfully negotiate and enter into a definitive agreement or that the Transaction will be consummated on the terms or in the timeframe currently contemplated, if at all. This Presentation is subject to update, completion, revision, verification and amendment. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to represent or claim otherwise. The information contained herein does not purport to be all - inclusive. Nothing herein will be deemed to constitute investment, legal, tax, financial, accounting or other advice. No Offer or Solicitation This Presentation is neither an offer to sell or purchase, nor a solicitation of an offer to sell, buy or subscribe for any securities, nor is it a solicitation of any vote in any jurisdiction pursuant to the proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. 2 www.near.com Disclaimer

Forward - Looking Statements Certain statements made in this Presentation are “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated benefits of the Transaction, the anticipated timing of the Transaction, future financial condition and performance of Near and expected financial impacts of the Transaction, the satisfaction of closing conditions to the Transaction, the potential PIPE transaction, the level of redemptions of KludeIn’s public stockholders and the services and markets and expected future performance and market opportunities of Near. When used in this Presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward - looking statements. Many factors could cause actual future events to differ materially from the forward - looking statements in this Presentation. These factors include, but are not limited to, those set forth on pages 46 and 47 of this Presentation, as well as other unknown risks and uncertainties described from time to time in filings by KludeIn or Near with the U.S. Securities and Exchange Commission (the “ SEC ”). KludeIn, Near and the Placement Agent each expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in KludeIn’s and Near’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Neither Near nor KludeIn gives any assurance that either party or the combined company can or will achieve its expectations. Actual results, performance or achievements may, and are likely to, differ materially, and potentially adversely, from any projections and forward - looking statements and the assumptions on which those forward - looking statements were based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward - looking statements as a predictor of future performance, as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond the control of KludeIn or Near. All information set forth herein speaks only as of the date hereof in the case of information about KludeIn and Near or the date of such information in the case of information from persons other than KludeIn or Near, and the parties and the Placement Agent disclaim any intention or obligation to update any forward - looking statements or other information as a result of developments occurring after the date of this Presentation. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not, and are likely not to, reflect actual results. Use of Projections This Presentation contains financial forecasts with respect to, among other things, revenue, annual recurring revenue, contribution margin, adjusted gross profit margin, adjusted EBITDA margin, and certain ratios and other metrics derived therefrom primarily for CY 21 - CY 24. These unaudited financial projections have been provided by Near’s management, and Near’s independent auditors have not audited, reviewed, compiled or performed any procedures or any due diligence with respect to the unaudited financial projections for the purpose of their inclusion in this Presentation and, accordingly, do not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. These unaudited financial projections should not be relied upon as being indicative of future results. The inclusion of the unaudited financial projections in this Presentation is not an admission or representation by Near or KludeIn that such information is material. The assumptions and estimates underlying the unaudited financial projections, including the market for Near’s services and Near’s ability to raise funds if and when required, are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the unaudited financial projections. There can be no assurance that the prospective results are indicative of the future performance of Near or KludeIn or that actual results will not differ materially from those presented in the unaudited financial projections. Inclusion of the unaudited financial projections in this Presentation should not be regarded as a representation by any person that the results contained in the unaudited financial projections will be achieved. 3 www.near.com Disclaimer (Continued)

Non - GAAP Financial Measures This Presentation also includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“ GAAP ”) including, but not limited to adjusted gross profit margin, adjusted EBITDA margin and certain ratios and other metrics derived therefrom. These non - GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing Near’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. Near’s presentation of these measures may not be comparable to similarly - titled measures used by other companies. These non - GAAP financial measures are subject to inherent limitations, as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures. Further, this Presentation does not include any financial statements prepared in accordance with GAAP or financial information derived from financial statements prepared in accordance with GAAP, which means that the Presentation does not show how the non - GAAP information relates to financial statements prepared in accordance with GAAP. Projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not, and are likely not to, reflect actual results. Accordingly, undue reliance should not be given to non - GAAP financial information. Certain monetary amounts, percentages and other figures included in this Presentation have been subject to rounding adjustments. Certain other amounts that appear in this Presentation may not sum due to rounding. Industry and Market Data The information contained in this Presentation also includes information provided by third parties, such as market research firms. None of KludeIn, Near, the Placement Agent or their respective affiliates nor any third parties that provide information to KludeIn or Near, such as market research firms, guarantees the accuracy, completeness, timeliness or availability of any information. None of KludeIn, Near, the Placement Agent or their respective affiliates and any third parties that provide information to KludeIn or Near, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. None of KludeIn, Near, the Placement Agent or their respective affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Additional Information and Where to Find It If a definitive agreement is entered into in connection with the proposed Transaction described herein, a copy of the definitive agreement and a brief description of the Transaction will be included in a Current Report on Form 8 - K filed by KludeIn, and a full description of the terms of the Transaction will be provided in a proxy statement/prospectus for KludeIn’s stockholders, to be filed with the SEC. KludeIn urges investors, stockholders and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed by KludeIn with the SEC, because these documents will contain important information about KludeIn, Near and the proposed Transaction. The proxy statement/prospectus will be mailed to stockholders of KludeIn as of a record date to be established for voting on the proposed Transaction. Stockholders may obtain copies of the proxy statement/prospectus, when available, without charge, at the SEC’s website at www.sec.gov or by directing a request to: KludeIn I Acquisition Corp., 1096 Keeler Avenue, Berkeley, California 94708. 4 www.near.com Disclaimer (Continued)

Participants in Solicitation KludeIn and its directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies of KludeIn stockholders in connection with the potential Transaction described herein under the rules of the SEC. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of KludeIn’s directors and executive officers in the proxy statement/prospectus relating to the proposed Transaction when it is filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Miscellaneous The information contained in this Presentation is the property of Near and KludeIn. This Presentation may not be copied, published, reproduced or distributed in whole or in part at any time without the prior written consent of Near and KludeIn. The trade names, service marks, trademarks and trademark symbols used herein are the properties of their respective owners. The use and presentation of such trade names, service marks, trademarks and trademark symbols is not intended to imply any relationship with Near or KludeIn or any endorsement or sponsorship of Near or KludeIn. References in the Presentation to partnerships refer to strategic agreements and relationships which may or may not come within the legal definition of partnership and which do not necessarily give the parties rights and obligations which partners may have under applicable law. This Presentation is being delivered to you pursuant to a confidentiality agreement. By reading this Presentation, you agree to be bound by the limitations set out herein. Any failure to comply with these restrictions may constitute a violation of applicable laws. At any time upon the request of Near or KludeIn for any reason, recipient shall promptly deliver to Near or KludeIn or securely destroy this Presentation and any other documents furnished to recipient by or on behalf of Near or KludeIn without keeping any copies, in whole or part, thereof. 5 www.near.com Disclaimer (Continued)

The Data Storytellers - Bringing your Data to Life https://near.com/brand - video.mp4 6 www.near.com

Anil Mathews Founder and CEO • Serial 3rd time technology entrepreneur with expertise in enterprise software • Previous CEO at Netkode and Imere Gladys Kong Chief Operating Officer • Serial technology entrepreneur with deep - rooted experience in scaling companies • Previous CEO at UM & Go Interactive Rahul Agarwal Chief Financial Officer • Seasoned financial professional with 10 years of operational and bookkeeping experience • Previous Head of Finance at InMobi 7 www.near.com Narayan Ramachandran Chairman • Three decades of investment experience across multiple industries and asset classes • Previous Managing Director and Vice Chairman at L Catterton Asia • Previous head of Morgan Stanley India Our Presenters Shobhit Shukla Co - Founder and President • Driving technology and delivery for clients • Previously worked with Qualcomm Ventures and Morgan Stanley Sriram Raghavan Co - President • Serial entrepreneur and investor with deep domain experience in technology • Previous Managing Director at L Catterton Asia

Near Investment Highlights $23B total addressable market 1 , largely unpenetrated. Trusted independent provider of aggregated anonymized data on people and places . Marquee enterprise account wins across multiple industries. Proven and global leadership team with demonstrated execution ability. Patented 2 algorithm in stitching, enriching and helping enterprise customers derive intelligence from the Near - verse database. Rapid growth, efficient customer acquisition and margin expansion opportunities. Notes: (1) Statista: Enterprise Software Report 2020; represents 2021E (2) PROXIMA Patent granted by USPTO. Patent Number: 10.979.848 8 www.near.com

Corporate Overview 9 www.near.com

Near is a global, full stack data intelligence SaaS platform. What is Near? 10 www.near.com

Use Machine Learning and AI to make sense of this data. What is Near? The Near platform stitches and enriches data on people and places from which its customers can derive actionable intelligence to help them succeed. 11 www.near.com Bring together data on 1 . 6 B people and 70 M places . STITCH Combine 1st and 3rd party data on people and places. ENRICH MODEL Activate this data across channels and use cases. ACT Visualize and measure the results . MEASURE

Case Studies 12 www.near.com

How do our Customers use Near?

One of the largest global media companies

Before

- Customer data was residing across multiple web, app and offline properties
- Behavior models were built predominantly on browsing and online data
- Challenges around market share and margin erosion due to strengthening Walled Gardens[3]

After near

- Deployed Near's patented technology to stitch disparate data sitting across silos
- Leveraged Near's data enrichment feature to understand customer behavior across various touchpoints e.g. online, visitation, POS, etc.
- Used actionable insights to drive customer engagement and improve Lifetime Value[4]

Outcome[1]

30%
Expected increase in data yield for enriched customer profiles

4x+
Quarterly spend growth during 2019 - 2021[2]

3000+
Customer cohorts deployed

Notes:
(1) Outcome metrics based on customer feedback gathered during annual client review meetings and Near internal data
(2) This metric shows an increase in spend from the quarter ending June 30, 2019 to quarter ending June 30, 2021
(3) "Walled Gardens" is an industry term (reference: https://www.techopedia.com/definition/2541/walled-garden-technology)
(4) "Lifetime Value" is an industry term (reference: https://www.qualtrics.com/experience-management/customer/customer-lifetime-value/)

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How do our Customers use Near? One of the largest global commercial real estate companies • Relied on archaic methodologies for footfall analysis and competitor intelligence • Datasets were static over time • Limited ability to wrangle data constrained the insights that could be derived • Deployed Near’s product to understand human mobility across their and competing properties • Use cases expanded to trade area analysis, cross shopping behavior analysis, revenue cannibalization forecast, site development analysis and tenant acquisition • Results were achieved through the software without them having to invest heavily in building their own data science/analytics capabilities Before After 14 www.near.com Outcome 1 10% Expected increase in rental revenues on average for property owners 14 Countries where data is used to provide value to customers 800K+ Places analyzed across 3 continents Notes: (1) Outcome metrics based on customer feedback gathered during annual client review meetings and Near internal data

Market and Product 15 www.near.com

Near Products Designed to Enhance Customer Revenue and Return on Investment

Marketing intelligence

Data Sources – Primarily *People* data

Offline
- Demographic
- Asset ownership
- Family members

Transaction
- Spend patterns
- Online transactions
- Lifestyle

Online
- Social, search behavior
- Ride sharing
- OTT

Mobility
- Apps, Wi-Fi
- Work, home location
- Places visited

Operational intelligence

Data Sources - Primarily *Places* data

Geospatial
- GPS, telecom networks
- Footfall, events
- Unique building shapes, weather

Mobility
- Pathing
- Places visited
- Catchment areas

Point of Sale
- In-store transactions
- Visitation trends
- Dwell times

Typical use-cases and customers

Marketing intelligence

Key use-cases
Customer engagement, segmentation, competitive assessment and targeted marketing

Brands/marketers
Chief marketing officers of Business-to-Consumer companies and publishers are key customers

Industry
Primarily consumer focused verticals, such as consumer packaged goods, banking, finance, retail and technology

Operational intelligence

Key use-cases
Trade area dynamics, site selection, supply chain optimization and route planning

Enterprise CXOs
Chief technology officers, chief information officers and chief digital officers

Industry
Across verticals, including B2B, B2C, such as tourism, real-estate, government (e.g., smart cities)

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Current TAM of $23B 1 Marketing Intelligence Operational Intelligence Near’s Products Work in a Consolidating and Fast - growing Market Software platform for data enrichment Large repository of place insights Predictive Analytics & Competitor Intelligence 17 www.near.com Actionable intelligence for marketers Audience Curation & ROI Measurement Note: (1) Statista: Enterprise Software Report 2020; represents 2021E. TAM refers to Total Addressable Market

Near's Full-stack Data-sync, Intelligence, and Activation for Enterprise



1 Stitch
2 Enrich
3 Act
Enterprise Data
People
Consumers, Segments and Audiences
Places
Stores, Zip Codes and Cities
PROXIMA
CARBON
Demographics
Brand Affinity / Purchase Behavior
Work Location / Employment Details
Search / Social Behavior
Visitation / Footfall Trends
Pathing – Before and After
Trade Area / Home Locations
Dwell Time / Distance Travelled
Allspark
• 360 Degree Customer Journey
• Customer Engagement
• Competitor Conquesting
• Attribution ROI
Vista
• Site Selection
• Competitor Intelligence
• Trade Area Dynamics
• Supply Chain Optimization
Activation Platforms:
Adobe
Salesforce
Google
The Trade Desk
Tealium
BI/Visualization Platforms:
Carto
ESRI
Tableau
Alteryx
Power BI

Note:
(1) PROXIMA Patent granted by USPTO. Patent Number: 10,979,848

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Near’s Customer Base Demonstrates that its Products Deliver 100+ enterprise clients globally, with significant expansion opportunity Tourism and Travel Over 50 major travel destinations globally, including Retail Over 10 Fortune 500 retailers and global brands Restaurants Over 20 global and national chains, including top 50 QSR brands in the US, including Automotive Fortune 500 auto manufacturers, global oil companies, and top US automotive service company International brokerage and Fortune 500 commercial real estate services and investment firms, including Government and Public Services State and local governments, public transportation and universities, including Media and Technology Fortune 500 and global media companies, including International financial services and investment companies, including Real Estate 19 www.near.com Financial Services

$50M ARR 1 60% YoY Growth 2 133% Current NRR 3 70%+ Adjusted Gross Margins 5 81% Net Promoter Score 4 9.4 Customer Satisfaction Rating 4 Near’s Key Business Metrics Indicate a Business on the Move 20 www.near.com Notes: (1) ARR refers to the annualized revenue run rate estimated based on quarter ending December 31, 2021 (2) YoY Growth measured for revenue based on quarter ending June 30, 2021 as compared to quarter ending June 30, 2020 (3) NRR is calculated as the percentage of revenue retained from existing customers, including expansion revenue, downgrades and churn, measured for trailing twelve moths as of September 30, 2021 and compared to September 30, 2020. NRR has been calculated on a 4 - quarter rolling average basis to smooth out the effect of COVID - 19 (4) Net Promoter Score and Customer Satisfaction Rating based on a study conducted by a top three global consulting firm at Near's request (5) Adjusted Gross Margins reflects margin calculated by deducting Cost of Revenues from Total Revenues, without considering any depreciation and amortization for the quarter ending September 30, 2021

Near has Strong Privacy and Compliance Practices Annually audited by Fully secure and isolated data clean room to protect 1P data 21 www.near.com Data flow : Consent based data management process protecting user privacy 1 Continuous monitoring of privacy trends across geographies protecting users from potential privacy losses Ongoing investment and leadership in data privacy and regulation creates a competitive advantage for Near Notes: (1) Data Suppliers aggregate before provision; company captures limited PI. Privacy Compliant Product Solutions

Near’s Expansion Opportunities Retail and CPG BFSI Technology Product use case: Identifying the next product line for retail brands; Targeting customers of rival chains Product use case: Suppressing insurance ads with people - based search Product use case: Measurement and attribution, identity resolution - MarTech vendors; Data enrichment - CDPs Communication Manufacturing and Auto Product use case: Personalizing in - app ads to give subscribers specific recommendations Product use case: Site selection for capacity expansion; Keeping faulty parts recall targeted and low 22 www.near.com

The Winning Flywheel 23 www.near.com

Near’s Data Network Effect - our Winning Flywheel (1/3) HIGH QUALITY DATA AT SCALE • 1.6B unique user IDs, 70M+ places across 44 countries • Strategic/exclusive data - pipes and partnerships with customers (including relationships with top publishers providing access to their 1P data) has enabled Near to aggregate multiple data sources across data types • Patented PROXIMA ID gathers deterministic signals from disparate data sources to build a robust ID graph DATA ACCESS 24 www.near.com BUSINESS OUTCOMES ACQUISITION AND RETENTION

Near's Data Network Effect - our Winning Flywheel (2/3)


ACQUISITION
AND RETENTION
DATA
ACCESS
BUSINESS
OUTCOMES

IMPROVED CLIENT BUSINESS OUTCOMES

- Offers **full stack** solutions **(Allspark, Vista)** for marketing and operational use-cases from **data stitching to measurement**
- **High degree of customization** for specific use-cases with best-in-class UI/UX
- **Patented IDR solution**, PROXIMA delivers consistent accuracy **even in the absence of Permanent Identifiers**

- Near's full stack platform provides ~3x higher match rate[1] than point solution providers

Note:
(1) Match Rate calculations based on a study conducted by a top three global consulting firm at Near's request

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Near’s Data Network Effect - our Winning Flywheel (3/3) BETTER CUSTOMER ACQUISITON & RETENTION • Excellent account management capability and deep customer relationships • Offers custom solutions based on data maturity for operational intel • More customers imply more data which improves overall performance , thus creating strong network effects BUSINESS OUTCOMES 26 www.near.com ACQUISITION AND RETENTION • Results in strong ARR & NRR metrics DATA ACCESS

The Team & Org 27 www.near.com

Proven Leadership Team with Cohesive Vision and Diverse Skillsets



Anil Mathews
Founder and CEO
- Responsible for driving overall strategy and growth
- Previously served as CEO of Imere and Netkode - both tech-driven organizations



Gladys Kong
Chief Operating Officer
- Responsible for global operations
- Previously served as CEO of UberMedia and Go Interactive



Shobhit Shukla
Co-Founder & President
- Driving technology and delivery for clients
- Previously worked with Qualcomm Ventures and Morgan Stanley



Rahul Agarwal
Chief Financial Officer
- Leads strategic finance, investor relations and corporate development
- Previously worked with InMobi and PwC



John Faieta
Global Finance Controller
- Responsible for global accounting
- Previously served as CFO of UberMedia and Controller at eSolar



Justin Joseph
Chief People Officer
- Responsible for fostering culture and growing its talent pool
- Previously served with Imere and Netkode - both tech-driven organizations



Madhu Therani
Global Chief Technology Officer
- Responsible for tech, data and product strategy
- Previously worked with Autonomy, Reputation.com and Salorix

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Near’s Talent and Pedigree for Success Engineering & Science ~60% of the team strength Product, Marketing & Customer Success teams: • In LA, SF, NY, Paris, Singapore, Tokyo, Sydney • Alums from from CMU, USC, Caltech, IIMs Bangalore, India • 35 member R&D team led by LSE alum • 9 member AI & Machine Learning team Los Angeles, USA • 29 member Engineering team led by Caltech alum • A lean and solid 4 member Data Science team Note: Numbers included as value above refers to employee counts as on end of Q1 2022 29 www.near.com

Near’s Significant Global Presence New York 7 Bangalore 118 Tokyo 1 Singapore 3 Sydney 8 Paris 22 London 1 Los Angeles 86 2012 Established Year 30 www.near.com USD $134Mn Raised to date Presence Strong presence in USA, EUR, SEA, ANZ, JPN 1.6 Billion Unique User IDs Across 44 Countries 70 Million+ Places Global Data Intelligence Platform Unmatched Scale Marquee Investors Note: Numbers included as value next to above locations on the map refers to employee counts as on end of Q1 2022

Key Financial Metrics 31 www.near.com

Revenue Growth 41% CY20P – CY21E Annual Revenue Run - rate (ARR) Adjusted Gross Margin $50M CY21E 71% CY21E Net Revenue Retention (NRR) Revenue / SaaS Client ~120% CY21E – CY24E 32 www.near.com $353K CY21E Across 122 clients Near’s Financial Highlights Note: (1) E – Estimates ; P – 2020P presents CY2020 on a pro forma basis reflecting the acquisitions in France and the US

High Growth Business with Attractive Financial Profile

Attractive Financial Characteristics

Attractive Revenue Mix with High Revenue Retention

- **40% revenue** CAGR ('20P – '24E) as a result of new customer wins and existing customer upsells
- **Majority recurring revenue** driven by Near's highly attractive SaaS-based revenue model

Robust Margin Profile and Cash Flow Generation

- **70%+ Adjusted Gross Profit Margins** expected to grow with further optimization and economies of scale
- Adjusted EBITDA Margin expansion as a result of **operating leverage**

Revenue and ARR Growth

All figures as of CYE ending 12/31; $M


Revenue
ARR
2020P – 2024E Revenue CAGR: 40%
$33
$39
$46
$50
$62
$75
$91
$101
$127
$141
2020P
2021E
2022E
2023E
2024E

Adjusted Gross Profit Margin[1]


66%
71%
72%
72%
73%
$21
$33
$44
$66
$94
2020P
2021E
2022E
2023E
2024E
Adjusted Gross Profit
% Margin

Adjusted EBITDA Margin[2]


2%
-$12
-$16
-$21
-$8
$3
(36%)
2020P
2021E
2022E
2023E
2024E
Adjusted EBITDA
% Margin

Notes:
(1) Adjusted Gross Profit Margin reflects margin calculated by deducting Cost of Revenues from Total Revenues, without considering any depreciation and amortization for the respective quarters
(2) Adjusted EBITDA Margin reflects margin calculated by excluding any one-time transaction related expenses for the business combination
(3) E – Estimates ; P – 2020P presents CY2020 on a pro forma basis reflecting the acquisitions in France and the US

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Attractive Economics Delivering Strong Contribution Margin[1]

Strong Contribution Margin leading to high Operating Leverage

- Existing business has profitable contribution economics, which supports investing in GTM and sales growth and scaling existing markets
- 45% Contribution Margin after deducting Cost of Revenue (COR) and S&M expenses[2] from revenue in CY21E
- Every additional topline $ is expected to contribute ~45 cents



100%
(29%)
71%
(26%)
45%
Annual Revenue
Cost of Revenue
Gross Profit Margin
Sales & Marketing Opex
CY21E CM

Notes:
(1) Contribution Margin (CM) is calculated as quotient of difference of gross profit less total sales and marketing expense, divided by revenue
(2) S&M expenses relates to all expenses incurred by the Company on account of sales and marketing activities

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Recurring Revenue Split by Geography 51% 65% 70% 66% 68% 20% 15% 14% 17% 16% 29% 19% 17% 17% 16% 2020P 2021E 2024E 2022E 2023E Americas Europe APAC Near’s Focus on Growth has Visibility with Strong Underlying KPIs Revenue Bridge ($M) $46 $15 $1 $62 $27 $2 $91 CY21E Revenue Existing + New Client Project / POC Revenue CY22E Revenue Existing + New Client Project / POC Revenue CY23E Revenue Net Growth Net Growth Net Revenue Retention (Y - o - Y) 35 www.near.com 101% 133% 121% 2020P 2021E 2022E Note: E – Estimates ; P – 2020P presents CY2020 on a pro forma basis reflecting the acquisitions in France and the US

Near’s Key Use of Funds SaaS Flywheel Accelerate the SaaS flywheel and data - network effects to maximize the organic growth trajectory New Use Cases Penetrate large opportunity sectors such as retail, real estate and media Product Expansion Drive customer expansion with new features and products adjacent to the core offerings Inorganic Growth Continue to acquire value accretive assets with differentiated products/data to unlock long - term synergies 36 www.near.com

Transaction Overview 37 www.near.com

Transaction Summary

- Near to merge with KludeIn at a pro forma fully diluted enterprise value of $753M (8.3x CY 2023 Revenue)
- Existing Near shareholders are rolling over 100% of their equity and will retain ~68% pro-forma ownership
- Transaction will result in approximately $268M of gross proceeds

Pro Forma Valuation ($M)[1]

Pro Forma Capitalization	
Shares Outstanding	97
Share Price	$10
Post Money Market Cap	$971
(-) Net proceeds from Transaction	$233
(+) Net Debt	$15
Post Money Enterprise Value	$753

Sources and Uses ($M)[1]

	Source of Capital	*Amount*	*%*
	Seller Rollover Equity Shares	$660	71%
(1)	SPAC Cash in Trust	$173	19%
(2)	PIPE	$95	10%
	Total Sources	**$928**	**100%**

Use of Capital	*Amount*	*%*
Cash to Surviving Company Balance Sheet	$233	25%
Seller Rollover Equity Shares	$660	71%
Transaction Expenses (Estimated)	$35	4%
Total Uses	**$928**	**100%**

Pro Forma Ownership[3]



9.8%
4.4%
17.8%
68.0%
Near Rollover Equity
SPAC Public Stockholders
Sponsor Promote
Anticipated PIPE Proceeds

Notes:
(1) Assumes no KludeIn stockholders have exercised their redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions.
(2) Assumes successful completion of Transaction financing (as defined in the merger agreement) in the amount of $95M, which represents the minimum cash condition (as defined in the merger agreement), in the form of a private placement of common stock of KludeIn prior to the consummation of the Business Combination
(3) Assumes a nominal share price of $10.00. Ownership excludes impact of warrants and management performance plan of 8% after transaction close.
(4) Assumes the issuance of common stock in any anticipated PIPE financing

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Compelling Valuation Represents an Attractive Entry Point Business Intelligence SaaS Artificial Intelligence SaaS Marketing SaaS High Growth SaaS Notes: (1) These metrics represent the Average EV/Revenue/ and Average EV/Revenue/Growth for each comp category Please refer to Disclaimers for definitions of Non - GAAP and Key Financial Ratio / Metrics details Peers selected based on management’s judgement and may not be fully comparable to Near. Source: Public Market Data from Capital IQ CY 2023 EV/Revenue 1 Average: 8.3 7x CY 2023 EV/Revenue/Growth 1 Average: 0.25 x 8.29x 6.70x 9.29x 6.16x 11.34x 0.18x 39 www.near.com 0.25x 0.22x 0.24x 0.30x Near Business Artificial Intelligence Ma rketing Software High Growth SaaS Near Business Intelligence Artificial Intelligence Ma rketing SaaS High Growth SaaS Intelligence SaaS SaaS SaaS

47% 27% 43% 25% 37% 72% 78% 74% 81% 77% Attractive Financial Model Favors Comparably to Peers CY 2022 Revenue Growth Average: 42% Notes: (1) Near’s Gross Margin refers to Adjusted Gross Profit Margins as highlighted previously in the Key Financial Metrics section Please refer to Disclaimers for definitions of Non - GAAP and Key Financial Ratio / Metrics details Peers selected based on management’s judgement and may not be fully comparable to Near. Source: Public Market Data from Capital IQ Business Intelligence SaaS Artificial Intelligence SaaS Marketing SaaS High Growth SaaS CY 2023 Gross Margin Average: 79% CY 2022 Gross Margin 1 Average: 77% CY 2023 Revenue Growth Average: 33% 34% 31% 58% 34% 48% 73% 40 www.near.com 79% 77% 82% 78% Near Business Intelligence Artificial Intelligence Mark eting High Growth SaaS SaaS Near Business Intelligence Artificial Intelligence Mark eting SaaS High Gr owth Near Business Artificial Intelligence Intelligence Mark eting SaaS High Gr owth Near Business Intelligence Artificial Intelligence Mark eting SaaS High Growth SaaS SaaS SaaS SaaS SaaS SaaS SaaS SaaS SaaS SaaS SaaS

Near's Investment Summary

Large total addressable market, mostly unpenetrated.

- $23B TAM and growing

One of the largest database provider of aggregated anonymized data of people and places.

- 1.6B Datapoints
- 44 Countries Covered

Patented algorithm in stitching, enriching and helping enterprise customers derive intelligence from the Near-verse database.

- 9 Patents
- Multi-year head start on gathering unique datapoints

Marquee enterprise account wins across multiple industries.

- 122 Recurring Customers
- 120% NRR CY21E - CY24E

Rapid growth, efficient customer acquisition and margin expansion opportunities.

- 41% CY20P - CY21E revenue growth
- Maintain 70%+ Gross Margin

Proven & global leadership team with demonstrated ability in execution.

- Seasoned Team made up of IIM and Caltech alums.

Note:
Please refer to Disclaimers for definitions of Non-GAAP and Key Financial Ratio / Metrics details

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Appendix 42 www.near.com

www.near.com Comparable Companies – Revenue Growth Benchmarking 43 CY 2022E Revenue Growth CY 2023E Revenue Growth 34% 31% 18% 21% 40% 30% 34% 94% 15% 28% 27% 22% 37% 44% 28% 38% Near ZoomInfo Workiva Domo Amplitude Palantir C3.AI Snowflake Adobe Hubspot SEMrush Holdings Qualtrics DataDog Docusign TradeDesk MongoDB 47% 30% 16% 19% 38% 28% 34% 64% 15% 25% 24% 21% 34% 29% 26% 31% Near ZoomInfo Workiva Domo Amplitude Palantir C3.AI Snowflake Adobe Hubspot SEMrush Holdings Qualtrics DataDog Docusign TradeDesk MongoDB Business Intelligence SaaS Artificial Intelligence SaaS Marketing SaaS High Growth SaaS Note: Source: Public Market Data from Capital IQ

www.near.com 44 CY 2022E Gross Margin 1 Comparable Companies – Gross Margin Benchmarking 72% 88% 77% 74% 29% 78% 62% 89% 82% 78% 78% 57% 78% 82% 70% 72% Near ZoomInfo Workiva Domo Amplitude Palantir C3.AI Snowflake Adobe Hubspot SEMrush Holdings Qualtrics DataDog Docusign TradeDesk MongoDB 73% 88% 78% 78% 29% 78% 71% 89% 83% 78% 80% 37% 80% 82% 73% 72% Near ZoomInfo Workiva Domo Amplitude Palantir C3.AI Snowflake Adobe Hubspot SEMrush Holdings Qualtrics DataDog Docusign TradeDesk MongoDB Note: (1) Near’s Gross Margin refers to Adjusted Gross Profit Margins as highlighted previously in the Key Financial Metrics section | Source: Public Market Data from Capital IQ CY 2023E Gross Margin 1 Business Intelligence SaaS Artificial Intelligence SaaS Marketing SaaS High Growth SaaS

www.near.com 45 CY 2023E EV/Revenue Multiple CY 2023E EV/Revenue /Growth Multiple Comparable Companies – Valuation Multiples Benchmarking 0.18x 0.42x 0.28x 0.15x 0.19x 0.07x 0.30x 0.62x 0.26x 0.14x 0.21x 0.37x 0.34x 0.46x 0.40x 0.75x Near ZoomInfo Workiva Domo Amplitude Palantir C3.AI Snowflake Adobe Hubspot SEMrush Holdings Qualtrics DataDog Docusign TradeDesk MongoDB Business Intelligence SaaS Artificial Intelligence SaaS Marketing SaaS High Growth SaaS Note: Source: Public Market Data from Capital IQ 8.29x 12.89x 5.37x 3.46x 5.07x 5.55x 2.36x 19.96x 9.28x 7.10x 3.48x 4.79x 13.45x 6.04x 11.96x 13.92x Near ZoomInfo Wo rkiva Domo Amplitude Palantir C3.AI Snowflake Adobe Hubspot SEMrush Holdings Qualtrics DataDog Docusign Tra deDesk Mo ngoDB

Risk Factors 46 www.near.com The following Risk Factors are being provided to certain sophisticated institutional investors for potential investment in Near and KludeIn to assist interested parties in the Transaction and the PIPE and for no other purpose. Investors should carefully consider the risks and uncertainties inherent in an investment in Near and in the securities offered in the PIPE, including, without limitation, those described below, before subscribing for the securities. If Near, KludeIn or, following the consummation of the Transaction, the combined company, cannot address any of the following risks and uncertainties effectively, or address any other risks and difficulties that may arise in the future, the combined company’s business, financial condition or results of operations could be materially and adversely affected. Additional risks and uncertainties not presently known to Near or KludeIn or that Near or KludeIn currently deem immaterial may also impair the combined company’s business operations and financial condition. The following list of factors is not exhaustive. Risks Related to the Transaction • KludeIn’s and Near’s inability to enter into a definitive agreement with respect to the proposed Transaction (the “ Transaction Agreement ”) or to complete the proposed Transaction contemplated by the non - binding letter of intent executed by KludeIn and Near. • The inability to recognize the anticipated benefits of the proposed Transaction, which may be affected by, among other things, the amount of cash available following any redemptions by KludeIn’s stockholders. • The ability of the combined company to meet the initial listing standards of The Nasdaq Stock Market or other exchange or market upon which the combined company’s securities are listed or traded upon consummation of the Transaction. • The failure to complete the Transaction by KludeIn’s business combination deadline and KludeIn’s potential failure to obtain an extension of the business combination deadline if sought by KludeIn. • The failure to satisfy the conditions to the consummation of the Transaction, including, without limitation, the approval of the Transaction and the Transaction Agreement by the stockholders of KludeIn and the satisfaction of any minimum cash requirements of the Transaction Agreement following any redemptions by KludeIn’s public stockholders. • The inability to complete the PIPE transaction. • The occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction Agreement. Risks Related to Our Business and Industry • Larger and more well - funded companies with access to significant resources, large amounts of data or data collection methods, and sophisticated technologies may shift their business model to become competitive with us. • Changes in laws, regulations, and public perception concerning data privacy, or changes in the patterns of enforcement of existing laws and regulations, could impact our ability to efficiently gather, process, update and/or provide some or all of the information we currently provide or the ability of our customers and users to use some or all of our products or services. • The ongoing COVID - 19 pandemic or future pandemics, including the resulting global economic uncertainty and measures taken in response to such pandemic, could materially and adversely impact our business and future results of operations and financial condition. • Adverse or weakened general economic and market conditions may reduce spending on sales and marketing technology and information, which could harm our revenue, results of operations and cash flows. • Our customers or unauthorized parties could use our products and services in a manner that is contrary to our values or applicable law, which could harm our relationships with consumers, customers or employees or expose us to litigation or harm our reputation.

Risks Related to Our Business and Industry (continued) • If we fail to protect and maintain our brand, our ability to attract and retain customers will be impaired, our reputation may be harmed and our business, results of operations, and financial condition may suffer. • Our business is subject to substantial competition from a diverse group of competitors. New products and pricing strategies introduced by these competitors could decrease our market share or cause us to lower our prices in a manner that reduces our operating margin. • We experience competition from companies that offer technologies designed to allow companies to better use and extract insights from existing, internal databases, or free information resources and from technologies that are designed to allow companies to gather and aggregate data from online sources. • We may be unable to adequately fund research and development, which could limit introduction of new features, integrations, and enhancements, which may limit our ability to compete effectively. • We may not be able to adequately protect our proprietary and intellectual property rights in our data or technology. • If we fail to offer high - quality customer experience, our business and reputation will suffer. • If we are not able to obtain and maintain accurate, comprehensive, or reliable data, we could experience reduced demand for our products and services. • Our failure to raise additional capital or continue to generate cash flows necessary to expand our operations and invest in new technologies in the future could reduce our ability to compete successfully and harm our results of operations. • Cyber - attacks and security vulnerabilities could result in serious harm to our reputation, business, and financial condition. • Interruptions or delays in services from third parties, including data providers, data center hosting facilities, internet infrastructure, cloud computing platform providers, and other hardware and software vendors, or our inability to adequately plan for and manage service interruptions or infrastructure capacity requirements, could impair the delivery of our services and harm our business, which may result in, for example, reduced customer satisfaction, damage to our reputation, limited growth and reduced revenues. • We are subject to sanctions, anti - corruption, anti - bribery, and similar laws, and non - compliance with such laws can subject us to criminal penalties or significant fines and harm our business and reputation. • If we cannot maintain our company’s culture as we grow, we could lose the innovation, teamwork, passion and focus on execution that we believe contribute to our success and our business may be harmed. • The failure to recruit and retain qualified personnel could hinder our ability to successfully execute our business strategy, which could have a material adverse effect on our financial position and operating results. • Failure to keep up with rapidly changing technologies and marketing practices could cause our products and services to become less competitive or obsolete, which could result in loss of market share and decreased revenues and results of operations. Risks Related to Certain Tax Matters • Unanticipated changes in our effective tax rate and additional tax liabilities may impact our financial results. • Changes in tax laws or regulations in the various tax jurisdictions we are subject to that are applied adversely to us or our paying customers could increase the costs of our products and services and harm our business. • Our results of operations may be harmed if we are required to collect sales or other related taxes for subscriptions to our products and services in jurisdictions where we have not historically done so. 47 www.near.com Risk Factors (Continued)

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